UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 27, 2024

JAZZ PHARMACEUTICALS PUBLIC LIMITED COMPANY

(Exact name of registrant as specified in its charter)

Ireland	001-33500	98-1032470
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

Fifth Floor, Waterloo Exchange, Waterloo Road, Dublin 4, Ireland D04 E5W7

(Address of principal executive offices, including zip code)

011-353-1-634-7800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, nominal value $0.0001 per share	JAZZ	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

As previously disclosed, in May 2021, affiliates of Jazz Pharmaceuticals plc (the “Company”) filed a patent infringement suit against Avadel Pharmaceuticals plc (“Avadel”), and several of its corporate affiliates, in the United States District Court for the District of Delaware (the “Court”) alleging, among other things, that Avadel’s Lumryz infringed certain of the Company’s patents related to controlled release formulations of oxybate and the safe and effective distribution of oxybate. Following a jury verdict finding the Company’s ’782 patent valid and awarding damages for infringement for Avadel’s past sales of Lumryz, the Company filed a motion for a permanent injunction and ongoing royalties.

On August 27, 2024, the Court granted the Company’s motion in part, preventing Avadel from seeking approval from the U.S. Food and Drug Administration or marketing Lumryz for the treatment of idiopathic hypersomnia or other indications not already a part of Lumryz’s product labeling as of March 4, 2024, and enjoining Avadel from infringing in any way Claim 24 of the Company’s ’782 patent by making, using or selling Lumryz through and including the February 2036 expiration date of the ’782 patent, subject to certain exclusions including, among other things (i) for the treatment of narcolepsy, (ii) for the treatment of patients who have been prescribed Lumryz as of the effective date of the injunction conditioned on the payment of an amount to be determined and (iii) in clinical trials and studies ongoing as of the effective date of the injunction. The Court also granted the Company’s motion for an ongoing royalty for any future sale of Lumryz to patients with narcolepsy at a rate to be determined based upon further briefing by the parties on the appropriate ongoing rate above 3.5%. The Company cannot predict the ultimate outcome of this litigation, including with respect to any royalty rate.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAZZ PHARMACEUTICALS PUBLIC LIMITED COMPANY

By:	/s/ Neena Patil
Name:	Neena Patil
Title:	Executive Vice President and Chief Legal Officer

Date: August 28, 2024